SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  April 25, 1996



                         SONAT OFFSHORE DRILLING INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



          1-7746                                   72-0464968
  (Commission File Number)            (IRS Employer Identification No.)



4 Greenway Plaza, Houston, Texas                       77046
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (713) 871-7500

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ITEM 5  OTHER EVENTS

       By press release dated April 25, 1996 (attached as Exhibit 99.1 hereto),

Sonat Offshore Drilling Inc. (the "Company") announced that it had made a proposal to the Board of Directors of Transocean ASA ("Transocean"), a

Norwegian company, for a business combination between the Company and

Transocean.  By press release dated May 2, 1996 (attached as Exhibit 99.2 hereto), the Company announced that it had reached an agreement in principle with Transocean for a business combination transaction between the companies.

By press release dated May 3, 1996 (attached as Exhibit 99.3 hereto), the

Company clarified its May 2 press release.  By press release dated May 10, 1996

(attached as Exhibit 99.4 hereto), the Company announced that Transocean, after consideration of a business combination proposal from another company, had determined to proceed with the business combination with the Company.

       By press release dated May 20, 1996 (attached as Exhibit 99.5 hereto),

the Company announced that it had revised the terms of its previously disclosed business combination proposal with Transocean and that Tiger Management Corp.

("Tiger"), the owner of approximately 17.2% of the outstanding Transocean shares, had entered into in agreement with the Company to tender its Transocean shares to the Company on the revised terms.  Tiger is entitled to terminate such agreement if the exchange offer by the Company for Transocean shares (the

"Exchange Offer") shall not have been commenced by the 75th day after May 20,

1996, the date of such agreement (provided that if the staff of the Securities and Exchange Commission (the "SEC") has given the Company comments on the

Company's registration statement relating to the Common Stock to be issued in the Exchange Offer and the Company shall have responded to such comments by such 75th day, such 75th day shall be extended to the 90th day after the date of such agreement).  Either the Company or Tiger may terminate the agreement by written notice to the other if (i) the Company shall not have purchased Tiger's

Transocean shares on or before the 45th day after commencement of the Exchange

Offer, (ii) a court of competent jurisdiction shall have issued an order that shall be final and nonappealable that prohibits or makes illegal the performance of the agreement or the purchase of Transocean shares pursuant to the Exchange Offer, or (iii) the shareholders of the Company shall not have approved certain matters relating to the business combination with Transocean on or before the 45th day after commencement of the Exchange Offer.  The agreement terminates immediately upon the termination of the Exchange Offer without the acceptance for purchase of the Transocean shares duly tendered and not withdrawn.


ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

       The Index to Exhibits to this report is incorporated herein by reference.

                                   SIGNATURE
                                   ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SONAT OFFSHORE DRILLING INC.



                                   By   /s/ Eric B. Brown
                                      --------------------------------------
Date:  June 11, 1996                  Eric B. Brown
                                      Vice President, General Counsel and
                                      Secretary


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                               INDEX TO EXHIBITS



             Exhibit No.                         Description
             -----------                         -----------
                99.1                     Press release of the Company dated
                                         April 25, 1996.

                99.2                     Press release of the Company dated
                                         May 2, 1996.

                99.3                     Press release of the Company,
                                         dated May 3, 1996.

                99.4                     Press release of the Company,
                                         dated May 10, 1996.

                99.5                     Press release of the Company,
                                         dated May 20, 1996.
